                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549




                                  FORM 8-K

                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                              APRIL 5, 2000
                             (Date of report)


                          QUAD CITY HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)




                                 DELAWARE
                      (State or other jurisdiction
                            of incorporation)

0-22208                                                          42-1397595
(Commission                                                    (IRS Employer
File Number)                                                Identification No.)


                             3551-7TH STREET
                         MOLINE, ILLINOIS 61265
           (Address of principal executive offices)(Zip Code)


                             (309) 736-3580
          (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     On March 29, 2000, the board of directors of Quad City Holdings, Inc. (the "Registrant"), approved a plan to repurchase up to 60,000 shares of the Registrant's common stock. A copy of the press release distributed by the Registrant regarding the stock repurchase plan is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          None.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          None.

     (c)  EXHIBITS.

          99.1  Press Release dated April 5, 2000

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          QUAD CITY HOLDINGS, INC.,
                                          a Delaware corporation

                                          By: /s/ Douglas M. Hultquist
                                              ------------------------
Date: April 5, 2000                           Douglas M. Hultquist
                                              President